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                                                                  EXHIBIT 10.12



                              ELEVENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

      As of January 28, 2000, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998, the eighth amendment thereto dated October 30, 1998, the ninth amendment thereto dated November 5, 1998 and the tenth amendment thereto dated January 28, 2000) (collectively the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

      Capitalized terms used but not defined in this Eleventh Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

      1. ADDITIONAL LIMITED PARTNERS. The Persons identified on EXHIBIT 1A hereto are hereby admitted to the Partnership as Additional Limited Partners or Substituted Limited Partners owning the number of Units and having made the Capital Contributions set forth on such EXHIBIT 1A. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on EXHIBIT 1A hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

      2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

      3. RATIFICATION. Except as expressly modified by this Eleventh Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.







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      IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date first written above.


                                 FIRST INDUSTRIAL REALTY TRUST, INC.,
                                 as sole general partner of the Partnership


                                 By:      /s/  Michael J. Havala
                                    ------------------------------------------
                                          Name:  Michael J. Havala
                                          Title:    Chief Financial Officer








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                                   EXHIBIT 1A

                           ADDITIONAL LIMITED PARTNERS



Additional or Substituted
    Limited Partner              Number of Units   Capital Contribution
    ---------------              ---------------   --------------------
John E. De B. Blockey
  Revocable Living Trust             343                 8,232.33
Robert W. Holman Jr.                  59                 1,416.06
Michael W. Jenkins                   343                 8,232.33
Paul T. Lambert                       59                 1,416.06
J. Stanley Mattison                   59                 1,416.06
Eileen Millar                        133                 3,192.13
Kris Nielsen                         133                 3,192.13
James C. Reynolds                    122                 2,923.12
Jay H. Shidler                       927                22,248.89
Michael T. Tomasz                  9,091               218,192.68











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
                                   EXHIBIT 1B


                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                         NUMBER OF UNITS
---------------                                         ---------------
First Industrial Realty Trust, Inc.                          30,892,739

LIMITED PARTNERS                                        NUMBER OF UNITS
----------------                                        ---------------

Aimee Freyer Lifetime Trust dated 11/1/65                         2,384
Daniel R. Andrew, TR of the Daniel R. Andrew                    137,489
Trust UA Dec 29 92
Charles T. Andrews                                                  754
Gordon E. Atkins                                                  2,767
William J. Atkins                                                22,381
E. Donald Bafford                                                 3,374
William Baloh                                                     8,582
Edward N. Barad                                                   1,141
UA dated April 11, 1996 Blurton 1996
Revocable Family Trust
James Bolt                                                        6,048
Harriett Bonn, Trustee U/A dated 3/5/97 FBO                      24,804
The Harriet Bonn Revocable Living Trust
Michael W. Brennan                                                3,806
Robert Brown                                                      2,123
Henry D. Bullock & Terri D. Bullock & Shawn                       2,670
Stevenson TR of the Bullock Childrens Education
Trust UA Dec 20 94, FBO Benjamin Dure
Bullock
Henry D. Bullock & Terri D. Bullock & Shawn                       2,670
Stevenson TR of the Bullock Childrens Education
Trust UA Dec 20 94, FBO Christine Laurel
Bullock
Henry D. Bullock & Terri D. Bullock TR of the                     6,766
Henry D. & Terri D. Bullock Trust UA Aug 28
92
Edward Burger                                                     9,261
Calamer Inc.                                                      1,233
Perry C. Caplan                                                   1,388
Carol P. Freyer Lifetime Trust dated 11/1/72                      2,384
The Carthage Partners LLC                                        34,939
Cliffwood Development Company                                    64,823






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LIMITED PARTNERS                                          NUMBER OF UNITS
----------------                                          ---------------
Collins Family Trust dated 5/6/69                                 162,985
Kelly Collins                                                      11,116
Michael Collins                                                    17,369
Charles S. Cook and Shelby H. Cook, tenants in                        634
the entirety
Caroline Atkins Coutret                                             7,327
David Cleborne Crow                                                 5,159
Gretchen Smith Crow                                                 2,602
Michael G. Damone, TR of the Michael G.                           144,296
Damone Trust UA Nov 4 69
Robert L. Denton                                                    6,286
W Allen Doane Trust U/A 05/31/91                                    4,416
Timothy Donohue                                                     1,000
Darwin B. Dosch                                                     1,388
Charles F. Downs                                                    1,508
Greg and Christina Downs, joint tenants                               474
Gregory Downs                                                          48
Draizin Family Partnership, LP                                    357,896
Joseph S. Dresner                                                 149,531
James Kozen, trustee U-A dated 02/24/86                            33,031
Farlow Road Associates Limited Partnership                          2,751
Fourbur Family Co., L.P.                                          588,273
Gamma Three Associates Limited Partnership                          3,338
Dennis G. Goodwin and Jeannie L. Goodwin,                           6,166
tenants in the entirety
Clay Hamlin & Lynn Hamlin, joint tenants with                      15,159
rights of survivorship
Highland Associates Limited Partnership                            69,039
Robert W. Holman Jr.                                              150,213
Holman/Shidler Investment Corporation                              22,079
Steven B. Hoyt                                                    175,000
Internal Investment Company                                         3,016
Frederick K. Ito & June Y Ito Trustees U-A                          1,940
Dated 9/9/98 FBO The June Y I Ito Trust
Frederick K. Ito Trustee U-A Dated 9/9/98                           1,940
FBO The Frederick K. Ito Trust
The Jack Friedman Revocable Living Trust UA                        26,005
March 23, 1978
Michael W. Jenkins                                                    460
Jernie Holdings Corp.                                             180,499
John E. De B. Blockey Trust                                         8,653
Nourhan Kailian                                                     2,183






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LIMITED PARTNERS                                     NUMBER OF UNITS
----------------                                     ---------------
Peter Kepic                                                    9,261
Lambert Investment Corporation                                13,606
Paul T. Lambert                                               39,816
Constance Lazarus                                            417,961
Jerome Lazarus                                                18,653
Princeton South at Lawrenceville LLC                           4,426
Shidler Equities LP                                          254,541
Duane Lund                                                       617
R. Craig Martin                                                  754
J. Stanley Mattison                                               79
Eileen Millar                                                  3,072
The Milton Dresner Revocable Trust UA                        149,531
October 22, 1976
Peter Murphy                                                  56,184
Anthony Muscatello                                            81,654
Joseph Musti                                                   1,508
Dean A. Nachigall                                             10,076
New Land Associates Limited Partnership                        1,664
North Star Associates Limited Partnership                     19,333
Arden O'Connor                                                13,845
Peter O'Connor                                                66,181
Princeton South at Lawrenceville One                           4,426
Eduardo Paneque                                                2,000
Partridge Road Associates Limited Partnership                  2,751
Jack F. Ream                                                   1,071
Glenn C. Rexroth and Linda A. Rexroth, as                      2,142
tenants in the entirety
James C. Reynolds                                             40,284
Andre G. Richard                                               1,508
RJB Ford City Limited Partnership                            158,438
RJB II Limited Partnership                                    40,788
Edward C. Roberts and Rebecca S. Roberts,                      8,308
tenants in the entirety
W.F.O. Rosenmiller                                               634
Edward Jon Sarama                                                634
Shadeland Associates Limited Partnership                      42,976
Shadeland Corporation                                          4,442
Jay H. Shidler                                                68,020
Jay H. Shidler and Wallette A. Shidler, tenants in             1,223
the entirety
Shidler Equities LP                                          254,541
Michael B. Slade                                               2,829










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

LIMITED PARTNERS                                     NUMBER OF UNITS
----------------                                     ---------------
Kevin Smith                                                   13,571
SRS Partnership                                                2,142
Robert Stein UA Dated May 21, 1996 FBO                        63,630
Robert Stein
S. Larry Stein                                                63,630
Jonathan Stott                                                80,026
Thelma C. Gretzinger Trust                                       450
Michael T. Tomasz                                             36,033
Barry L. Tracey                                                2,142
Worlds Fair Partners Limited Partnership                       1,664
Rand H. Falbaum                                               17,022
Elizabeth Fitzpatrick                                          3,800
Fred Trust dated 6/16/77                                         653
Carol P. Freyer                                               12,173
Lee Karen Freyer                                              10,665
Aimee Freyer-Valls                                            12,173
David Fried                                                    1,326
Ester Fried                                                    3,177
J. Peter Gaffney                                                 727
Gerlach Family Trust dated 6/28/85                               874
Patricia O. Godchaux                                           9,387
Timothy Gudim                                                 10,298
H/Airport GP Inc.                                              1,433
Vivian Hack                                                   22,522
Martha J. Harbinson                                            3,329
Turner Harshaw                                                 1,132
Cathleen Hession                                               3,137
Howard Trust dated 4/30/79                                       653
L. Chris Johnson                                               3,196
Johnson Living Trust dated 2/18/83                             1,078
Charles Mark Jordan                                               57
JPG Investment                                                   919
Lee Karen Freyer Lifetime Trust dated 11/1/65                  2,384
Georgia Leonard                                                  664
Robert Leonard III                                             6,317
Steve Leonard                                                 39,645
Leslie A. Rubin LTD                                            4,048
Henry E. Mawicke                                                 636
Richard McClintock                                               623
McElroy Management Inc.                                        5,478
MCS Properties, Inc.                                           5,958
Lila Atkins Mulkey                                             7,327









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
LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------
James Muslow, Jr.                                        4,911
Adel Nassif                                              5,218
Kris Nielson                                                28
Catherine A. O'Brien                                       832
Martha E. O'Brien                                          832
Steve Ohren                                             33,366
Pacifica Holding Company                                97,870
Sybil T. Patten                                          1,816
Betty S. Phillips                                        3,912
Jeffrey Pion                                             2,879
Pipkin Family Trust dated 10/6/89                        3,140
Robert J. Powers                                        37,674
Manor Properties                                       143,408
Robert S. Hood Living Trust dated 1/9/90 &               3,591
Amended 12/16/96
James Sage                                               2,156
Kathleen Sage                                            3,350
Wilton Wade Sample                                       5,449
Sealy & Company, Inc.                                   37,119
Sealy Florida, Inc.                                        675
Mark P. Sealy                                            8,451
Sealy Real Estate Services, Inc.                       148,478
Scott P. Sealy                                          40,902
Marilyn Rangel IRA dated 2/5/86                            969
Siskel Family Partnership                               11,359
Siskel Revocable Trust 1987 dated 4/17/1987             10,087
Trustee U/A Dated 3/06/98 FBO The Suzanne                3,802
E. Siskel & Peter Gajewski Community Property
Trust
Steve Smith                                                386
Sterling Alsip Trust dated August 1, 1989                  794
Sterling Family Trust dated 3/27/80                      3,559
Donald C. Thompson                                      39,243
TUT Investments I LLC                                    5,274
William S. Tyrrell                                       2,906
Virginia B. and Norton Sharpe Living Trust UDT          12,055
dated 4/26/96
Steve Walbridge                                            338
William B. Wiener, Jr.                                  41,119
Patricia Wiener-Shifke                                  12,944
William J. Mallen Trust dated 4/29/94                    8,016
Fred Wilson                                             35,787
Woslum, Inc.                                             2,427









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

LIMITED PARTNERS                                   NUMBER OF UNITS
----------------                                   ---------------
Johannson Yap                                               1,680
Gerald & Sharon Zuckerman                                     615
Stephen Mann                                               12,017
Stanley Gruber                                             30,032
Seymour Israel                                             15,016
J. O'Neil Duffy, Sr.                                          513
James O. Duffy, Jr.                                           513
Garrett E. Sheehan                                            513
Sam Shamie Trust Agreement dated March 16,                422,340
1978, as restated on November 16, 1993
Richard H. Zimmerman Living Trust dated                    58,988
October 15, 1990, as amended
Keith J. Pomeroy Revocable Trust Agreement,               128,783
dated December 13, 1976, as amended and
restated on June 28, 1995
Enid Barden Trust of June 28, 1995                         23,088
Sam L. Yaker Revocable Trust Agreement dated               37,780
February 14, 1984
Armenag Kalaydjian Revocable Trust Agreement               27,079
dated February 28, 1984
RBZ LLC                                                       155
KEP LLC                                                    78,873
H L Kaltenbacher P P K Kaltenbacher & J K                   1,440
Carr  - Joseph C. Kaltenbacher Credit Shelter
Trust
ESAA Associates Limited Partnership                        24,217
Paul F. Obrecht, Jr.                                        5,289
Richard F. Obrecht                                          5,289
Thomas F. Obrecht                                           5,289
George F. Obrecht                                           5,289
Joan R. Kreiger Revocable Trust                            15,184
William L. Kreiger, Jr.                                     3,374
Elmer H. Wingate                                            1,688
Apollo/Pacifica Bryant LLC                                 42,977
Edwin and Cathleen Hession                                  7,987
D.W. Sivers Co.                                           118,265
Sivers Investment Partnership                             283,500
Sivers Family Real Property Limited Liability              12,062
Company
Wendell C. Sivers Marital Trust u/w/d February             13,385
20, 1981
Dennis W. Sivers                                           27,636
Jack H. Kulka                                                 330






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
LIMITED PARTNERS                                     NUMBER OF UNITS
----------------                                     ---------------
Babette Kulka                                                    330
Jeffrey L. Greenberg                                             330
Martin Eglow                                                     330
James J. Warfield                                                330
Leland A. and Margery Ann Hodges                              55,000
Kerry Acker                                                      154
Sanders H. Acker                                                 307
The Arel Company                                                 307
Andrew T. Bauer                                                  546
Emil Billich                                                      77
Alvin R. Brown & Helen Brown                                     307
Ernestine Burstyn                                              5,007
Magdalena G. Castleman                                           307
Chester A. Latcham & Co.                                       2,493
Terrance C. Claassen                                           1,095
Community Foundation of North Texas Inc.                       4,000
Roslyn Greenberg 1992 Trust                                    2,250
Steven Dizio and Helen Dizio, joint tenants                   12,358
Timothy Donohue                                                1,000
Rowena Finke                                                     154
Nancy Gabel                                                       14
Martin Goodstein                                                 922
Stanley Greenberg and Florence Greenberg, joint                  307
tenants
Melissa C. Gudim                                              24,028
H L Investors LLC                                              4,000
Frank Harvey                                                   2,501
Edwin Hession and Cathleen Hession, joint                      7,979
tenants
Leland A. Hodges and Margery Ann Hodges Jt.                   55,000
Ten
Andrew Holder                                                     97
Ruth Holder                                                    2,612
Jerry Hymowitz                                                   307
Karen L. Hymowitz                                                154
Jack Friedman Revocable Living Trust U/A                      26,005
3/23/78
Thomas Johnson Jr. and Sandra L. Johnson;                      2,142
tenants in the entirety
Sarsh Katz                                                       307
Carol F. Kaufman                                                 166
Jack Kindler                                                   1,440








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LIMITED PARTNERS                                  NUMBER OF UNITS
----------------                                  ---------------
Kirshner Family Trust #1 Dated 4/8/76 Bertron              29,558
& Barbara Kirshner Trustees
Kirshner Trust #4 FBO Todd Kirshner Dated                  20,258
12/30/76 Bertron Kirshner Trustee
Arthur Kligman                                                307
Lincoln Trust Co. Cust. for Marvin Kolpack                    994
Susan Lebow                                                   740
Aaron Leifer                                                4,801
H P Family Group LLC                                      103,734
J P Trusts LLC                                             35,957
L P Family Group LLC                                      102,249
Barbara Lusen                                                 307
Kris Nielsen                                                  178
North Texas Public Broadcasting, Inc.                       1,000
P & D Partners LP                                           1,440
Peegee LP                                                   4,817
Lawrence Peters                                               960
Peter M. Polow                                                557
Francis Pomar                                               8,338
Abe Punia & Constance Punia, joint tenants                    307
R E A Associates                                            8,908
Richard Rapp                                                   23
Seymour D. Reich                                              154
Henry J. Satsky                                             2,708
Debbie B. Schneeman                                           740
Norma A. Schulze                                              307
Arnold R. Sollar, Executor of The Estate of                   307
Dorothy Sollar
Spencer and Company                                           154
Victor Strauss                                                 77
Mitchell Sussman                                              410
Steve Walbridge                                               338
WSW 1998 Exchange Fund LP                                  32,000







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